AMENDMENT NO. 1 TO AGREEMENT FOR PROFESSIONAL SERVICES AND COMPENSATION

     This Amendment No. 1 dated and effective this 21st day of August, 2000 (hereinafter the "Amendment") to the Agreement for Professional Services and Compensation dated December 27, 1999, by and among Seneca Energy Partners L.P., a Texas Limited Liability Partnership ("Seneca"), its general partner, Lonestar Investment Management, L.L.C. ("Lonestar"), a Texas Limited Liability Company and Affiliated Resources Corporation, a Colorado corporation (hereinafter referred to as the "Agreement") seeks to add additional parties to the Agreement and to clarify specific terms in the Agreement; which Amendment is by and among Seneca, Lonestar , Affiliated, Michael R. Bradle, a Texas resident ("Bradle"), and Jay R. Beatty, a Texas resident ("Beatty").

     WHEREAS, Bradle and Beatty actually owned the 85% limited partnership interests in Seneca which were sold and transferred to Affiliated for the stock option to purchase 425,000 shares of Affiliated common stock; and

     WHEREAS, the Agreement specifically stated that it was Seneca that sold 85% of its limited partnership interests to Affiliated which was not technically accurate; and

     WHEREAS,  Bradle,  Beatty  and  Seneca want to clarify this inaccuracy; and

     WHEREAS, Affiliated desired management services from Lonestar in putting together oil and gas programs for Affiliated; and

     WHEREAS, there is no delineation in the Agreement of exactly what the specific compensation was for the management services or the specific compensation for the sale of the 85% of Bradle and Beatty's limited partnership interests in Seneca and the parties desire clarification of same;

     NOW, THEREFORE, in consideration of the compensation stated hereinabove and in the Agreement and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Distinction of Compensation and Correction of Inaccurate Information. Subject to the terms and conditions of the Agreement, the parties hereto will characterize the compensation paid by Affiliated in the following manner: (i) the irrevocable option granted to Lonestar to purchase 425,000 shares of common stock of Affiliated for the exercise price of $.10 per share was the consideration for the sale by Bradle and Beatty of 85% of their limited partnership interests in Seneca; and (ii) the issuance of 800,000 common shares of Affiliated was compensation to Lonestar for its management services in organizing oil and gas programs for Affiliated. This Amendment hereby adopts by reference, as if fully set forth herein, the Agreement and all exhibits and attachments thereto.


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     2.     Miscellaneous.

           (a) Amendment. This Amendment may be amended only by an instrument in writing executed by the party against whom enforcement of the amendment is sought.

          (b) Complete Agreement. This Amendment together with the Agreement shall constitute all the term and conditions and obligations concerning the parties. Any and all terms not specifically covered within this Amendment are set forth at length in the Agreement and are incorporated herein by reference except that in the event of a conflict between this Amendment and the Agreement, the Agreement shall prevail. This Amendment may only be modified in a writing signed by all the parties hereto. The parties shall execute and deliver such additional documents and take such additional actions as any such party may reasonably deem to be practical and necessary or advisable in order to effect and consummate the transactions contemplated by the Agreement or this Amendment

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above in Killeen, Texas.


                                    AFFILIATED RESOURCES CORPORATION


                                    By:  _____________________________
                                         Peter C. Vanucci



                                   SENECA ENERGY PARTNERS L.P.



                                    By:  _____________________________
                                         Lonestar Investment Management, LLC,
                                         General Partner

                                         ___________________________________
                                         Michael R. Bradle, Limited Partner



                                         ___________________________________
                                         Jay R. Beatty, Limited Partner



                                   LONESTAR INVESTMENT MANAGEMENT, LLC


                                    By:  _____________________________
                                         Michael R. Bradle, President